Assembly Dulles
Herndon, VA

Supplemental Operating and Financial Data

Second Quarter 2019

Contact:
Amy Hopkins
Vice President, Investor Relations
E-Mail: ahopkins@washreit.com

WASH★REIT

Company Background and Highlights
Second Quarter 2019

WashREIT owns and operates uniquely positioned real estate assets in the Washington D.C. market. As of June 30, 2019, WashREIT owned a diversified portfolio of 53 properties, totaling approximately 5.8 million square feet of commercial space and 6,381 multifamily units, and land held for development. These 53 properties consist of 17 office properties, 16 retail centers and 20 multifamily properties. WashREIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Six Months Ended	Three Months Ended
OPERATING RESULTS	6/30/2019	6/30/2018	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Real estate rental revenue	$148,254	$148,989	$76,820	$71,434	$71,740	$71,001	$75,344
Real estate expenses	(54,277)	(53,950)	(28,134)	(26,143)	(25,654)	(25,988)	(26,919)
93,977	95,039	48,686	45,291	46,086	45,013	48,425
Real estate depreciation and amortization (1)	(60,101)	(55,183)	(33,044)	(27,057)	(28,692)	(27,951)	(27,552)
Income from real estate	33,876	39,856	15,642	18,234	17,394	17,062	20,873
Interest expense	(27,748)	(25,813)	(15,252)	(12,496)	(12,346)	(12,342)	(13,156)
(Loss) gain on sale of real estate	(1,046)	2,495	(1,046)	—	—	—	2,495
Loss on extinguishment of debt	—	(1,178)	—	—	—	—	—
Real estate impairment	(8,374)	(1,886)	—	(8,374)	—	—	—
General and administrative expenses (2)	(12,472)	(11,470)	(5,043)	(7,429)	(5,352)	(5,267)	(5,649)
Lease origination expenses	(870)	—	(492)	(378)	—	—	—
(Loss) income from continuing operations	(16,634)	2,004	(6,191)	(10,443)	(304)	(547)	4,563
Discontinued operations:
Income from operations of properties classified as discontinued operations	13,216	12,045	7,178	6,038	5,992	6,440	6,187
Net (loss) income	(3,418)	14,049	987	(4,405)	5,688	5,893	10,750
Less: Net income attributable to noncontrolling interests in subsidiaries	—	—	—	—	—	—	—
Net (loss) income attributable to the controlling interests	$(3,418)	$14,049	$987	$(4,405)	$5,688	$5,893	$10,750
Per Share Data:
Net (loss) income attributable to the controlling interests	$(0.05)	$0.18	$0.01	$(0.06)	$0.07	$0.07	$0.13
Fully diluted weighted average shares outstanding	79,908	78,582	79,934	79,881	79,748	79,076	78,616
Percentage of Revenues:
Real estate expenses	36.6%	36.2%	36.6%	36.6%	35.8%	36.6%	35.7%
General and administrative and lease origination expenses	9.0%	7.7%	7.2%	10.9%	7.5%	7.4%	7.5%
Ratios:
Adjusted EBITDA / Interest expense (includes discontinued operations)	3.6	x	3.9	x	3.5	x	3.8	x	4.0	x	3.9	x	3.9	x
Net (loss) income attributable to the controlling interests / Real estate rental revenue	(2.3)%	9.4%	1.3%	(6.2)%	7.9%	8.3%	14.3%

(1)
Real estate depreciation and amortization for the three and six months ended June 30, 2019 increased primarily due to $4.2 million of amortization of intangible lease assets at the Assembly Portfolio, which have a weighted average useful life of seven months.

(2)
General and administrative expenses for the three and six months ended June 30, 2019 include restructuring expenses totaling $0.2 million and $2.1 million, respectively. Restructuring expenses include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel.

Consolidated Balance Sheets (In thousands, except per share data) (Unaudited)

	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Assets
Land	$597,258	$524,605	$526,572	$526,572	$526,572
Income producing property	2,407,898	2,059,319	2,055,349	2,023,296	2,005,520
	3,005,156	2,583,924	2,581,921	2,549,868	2,532,092
Accumulated depreciation and amortization	(697,714)	(677,926)	(669,281)	(646,774)	(625,491)
Net income producing property	2,307,442	1,905,998	1,912,640	1,903,094	1,906,601
Development in progress, including land held for development	107,969	97,288	87,231	81,765	71,522
Total real estate held for investment, net	2,415,411	2,003,286	1,999,871	1,984,859	1,978,123
Investment in real estate held for sale, net	199,865	201,777	203,410	205,653	206,454
Cash and cash equivalents	5,756	12,025	6,016	4,810	5,952
Restricted cash	1,650	1,368	1,624	1,352	1,542
Rents and other receivables	65,739	64,218	63,962	64,451	64,357
Prepaid expenses and other assets	113,434	109,215	123,670	135,798	136,185
Other assets related to properties held for sale	16,242	16,578	18,551	19,594	16,515
Total assets	$2,818,097	$2,408,467	$2,417,104	$2,416,517	$2,409,128
Liabilities
Notes payable	$1,445,444	$995,750	$995,397	$995,130	$994,778
Mortgage notes payable	47,563	47,806	48,277	48,516	80,542
Line of credit	218,000	228,000	188,000	183,000	169,000
Accounts payable and other liabilities	62,603	65,252	57,946	61,511	56,652
Dividend payable	—	—	24,022	—	—
Advance rents	8,801	8,818	9,965	9,080	10,124
Tenant security deposits	10,588	9,408	9,501	9,280	9,087
Liabilities related to properties held for sale	14,390	15,237	15,518	16,291	16,312
Total liabilities	1,807,389	1,370,271	1,348,626	1,322,808	1,336,495
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	801	800	799	798	787
Additional paid-in capital	1,532,497	1,529,916	1,526,574	1,526,125	1,488,366
Distributions in excess of net income	(521,661)	(498,537)	(469,085)	(450,749)	(432,585)
Accumulated other comprehensive income (loss)	(1,272)	5,670	9,839	17,181	15,707
Total shareholders' equity	1,010,365	1,037,849	1,068,127	1,093,355	1,072,275
Noncontrolling interests in subsidiaries	343	347	351	354	358
Total equity	1,010,708	1,038,196	1,068,478	1,093,709	1,072,633
Total liabilities and equity	$2,818,097	$2,408,467	$2,417,104	$2,416,517	$2,409,128

Funds from Operations (In thousands, except per share data) (Unaudited)

	Six Months Ended		Three Months Ended
	6/30/2019	6/30/2018	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Funds from operations(1)
Net (loss) income	$(3,418)	$14,049	$987	$(4,405)	$5,688	$5,893	$10,750
Real estate depreciation and amortization	60,101	55,183	33,044	27,057	28,692	27,951	27,552
Loss (gain) on sale of depreciable real estate	1,046	(2,495)	1,046	—	—	—	(2,495)
Real estate impairment	8,374	1,886	—	8,374	—	—	—
Discontinued operations:
Real estate depreciation and amortization	4,867	4,664	2,377	2,490	2,417	2,321	2,326
NAREIT funds from operations (FFO)	70,970	73,287	37,454	33,516	36,797	36,165	38,133
Loss on extinguishment of debt	—	1,178	—	—	—	—	—
Restructuring expenses(2)	2,096	—	200	1,896	—	—	—
Core FFO (1)	$73,066	$74,465	$37,654	$35,412	$36,797	$36,165	$38,133

Allocation to participating securities(3)	(267)	(289)	(133)	(134)	(93)	(144)	(144)

NAREIT FFO per share - basic	$0.88	$0.93	$0.47	$0.42	$0.46	$0.46	$0.48
NAREIT FFO per share - fully diluted	$0.88	$0.93	$0.47	$0.42	$0.46	$0.45	$0.48
Core FFO per share - fully diluted	$0.91	$0.94	$0.47	$0.44	$0.46	$0.45	$0.48

Common dividend per share	$0.60	$0.60	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	79,908	78,501	79,934	79,881	79,748	79,076	78,520
Average shares - fully diluted (for NAREIT FFO and Core FFO)	79,989	78,582	79,998	79,979	79,760	79,238	78,616

(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of NAREIT FFO and Core FFO.
(2) Restructuring expenses include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel.
(3) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Six Months Ended		Three Months Ended
	6/30/2019	6/30/2018	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Funds available for distribution (FAD) (1)
NAREIT FFO	$70,970	$73,287	$37,454	$33,516	$36,797	$36,165	$38,133
Non-cash loss on extinguishment of debt	—	1,178	—	—	—	—	—
Tenant improvements and incentives	(5,845)	(6,997)	(3,576)	(2,269)	(10,730)	(5,808)	(2,330)
External and internal leasing commissions capitalized	(2,428)	(1,343)	(1,925)	(503)	(3,556)	(957)	(896)
Recurring capital improvements	(1,367)	(1,092)	(1,049)	(318)	(2,110)	(752)	(469)
Straight-line rent, net	(1,790)	(2,326)	(966)	(824)	(959)	(1,058)	(1,123)
Non-cash fair value interest expense	(421)	(436)	(209)	(212)	(214)	(215)	(217)
Non-real estate depreciation and amortization of debt costs	2,321	1,901	1,320	1,001	989	997	945
Amortization of lease intangibles, net	1,151	1,040	573	578	372	430	420
Amortization and expensing of restricted share and unit compensation	4,527	3,370	1,701	2,826	1,682	1,694	1,830
FAD	67,118	68,582	33,323	33,795	22,271	30,496	36,293
Restructuring expenses (excluding accelerated share-based compensation)	1,116	—	201	915	—	—	—
Core FAD (1)	$68,234	$68,582	$33,524	$34,710	$22,271	$30,496	$36,293

(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of FAD and Core FAD.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Six Months Ended		Three Months Ended
	6/30/2019	6/30/2018	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Adjusted EBITDA (1)
Net (loss) income	$(3,418)	$14,049	$987	$(4,405)	$5,688	$5,893	$10,750
Add:
Interest expense	28,031	26,148	15,390	12,641	12,497	12,499	13,321
Real estate depreciation and amortization	64,968	59,847	35,421	29,547	31,109	30,272	29,878
Real estate impairment	8,374	1,886	—	8,374	—	—	—
Non-real estate depreciation	493	446	244	249	236	226	191
Restructuring expenses	2,096	—	200	1,896	—	—	—
Less:
Loss (gain) on sale of real estate	1,046	(2,495)	1,046	—	—	—	(2,495)
Loss on extinguishment of debt	—	1,178	—	—	—	—	—
Adjusted EBITDA	$101,590	$101,059	$53,288	$48,302	$49,530	$48,890	$51,645

(1)   Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, restructuring expenses (which include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel), acquisition expenses and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Balances Outstanding

Secured
Mortgage note payable, net	$58,039	$58,805	$59,792	$60,541	$93,071
Unsecured
Fixed rate bonds	597,371	597,124	596,876	596,714	596,467
Term loans (2)	848,073	398,626	398,521	398,416	398,311
Credit facility	218,000	228,000	188,000	183,000	169,000
Unsecured total	1,663,444	1,223,750	1,183,397	1,178,130	1,163,778
Total	$1,721,483	$1,282,555	$1,243,189	$1,238,671	$1,256,849

Weighted Average Interest Rates

Secured (1)
Mortgage note payable, net	4.0%	4.0%	4.0%	4.0%	4.5%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.7%	4.7%
Term loans (3)	3.1%	2.8%	2.8%	2.8%	2.8%
Credit facility	3.4%	3.5%	3.5%	3.2%	3.0%
Unsecured total	3.8%	3.9%	3.9%	3.8%	3.8%
Weighted Average	3.7%	3.9%	3.9%	3.9%	3.9%

(1) The balance includes the mortgage note payable secured by Olney Village Center which has been reclassified to "Other liabilities related to properties held for sale".
(2)    The term loan balance as of June 30, 2018 includes the $450.0 million, six-month term loan that has a six-month extension option. This term loan was used to fund the acquisition of the Assembly Portfolio until planned retail asset sales are completed. We currently expect to repay the term loan prior to its initial maturity date.

(3)    Washington REIT has entered into interest rate swaps to effectively fix the floating interest rates on its term loans, except for the $450 million term loan borrowed during the second quarter of 2019, interest is based on LIBOR plus a margin rate of 1.0% (see page 10 of this Supplemental).

Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)
June 30, 2019
a)

	Future Maturities of Debt
Year	Secured Debt		Unsecured Debt		Credit Facility		Total Debt	Avg Interest Rate
2019	$10,232	(1)	$450,000	(2)	$—		$460,232	3.4%
2020	—		250,000		—		250,000	5.1%
2021	—		150,000	(3)	—		150,000	2.7%
2022	44,517		300,000		—		344,517	4.0%
2023	—		250,000	(4)	218,000	(5)	468,000	3.1%
2024	—		—		—		—
Thereafter	—		50,000		—		50,000	7.4%
Scheduled principal payments	$54,749		$1,450,000		$218,000		$1,722,749	3.7%
Scheduled amortization payments	1,391		—		—		1,391	4.0%
Net discounts/premiums	2,098		(993)		—		1,105
Loan costs, net of amortization	(199)		(3,563)		—		(3,762)
Total maturities	$58,039		$1,445,444		$218,000		$1,721,483	3.7%
Weighted average maturity = 2.4 years

(1) The balance represents the mortgage note payable secured by Olney Village Center which has been reclassified to Other liabilities related to properties held for sale.
(2) Maturity date for the $450.0 million term loan facility in October 2019 excludes the option for an additional 6-month period. This term loan was used to fund the acquisition of the Assembly Portfolio until planned retail asset sales are completed. We currently expect to repay the term loan prior to its initial maturity date.The loan currently bears interest at LIBOR plus 100 basis points.
(3) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate through the term loan maturity of March 2021.
(4) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.31% all-in fixed interest rate for $150.0 million portion of the term loan. For the remaining $100.0 million portion of the term loan, Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 100 basis points floating interest rate to a 3.71% all-in fixed interest rate. The interest rates are fixed through the term loan maturity of July 2023.
(5)Maturity date for credit facility of March 2023 assumes election of option for two additional 6-month periods.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit and Term Loans
	Quarter Ended June 30, 2019	Covenant	Quarter Ended June 30, 2019	Covenant
% of Total Indebtedness to Total Assets(1)	48.1%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	4.0	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	1.6%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.1	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	41.6%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	3.35	≥ 1.50
% of Consolidated Secured Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	1.4%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	41.7%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	3.55	≥ 1.75

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

			Three Months Ended
			6/30/2019		3/31/2019		12/31/2018		9/30/2018		6/30/2018
Market Data

Shares Outstanding			80,082		80,029		79,910		79,844		78,661
Market Price per Share			$26.73		$28.38		$23.00		$30.65		$30.33
Equity Market Capitalization			$2,140,592		$2,271,223		$1,837,930		$2,447,219		$2,385,788

Total Debt			$1,721,483		$1,282,555		$1,243,189		$1,238,671		$1,256,849
Total Market Capitalization			$3,862,075		$3,553,778		$3,081,119		$3,685,890		$3,642,637

Total Debt to Market Capitalization			0.45	:1	0.36	:1	0.40	:1	0.34	:1	0.35	:1

Earnings to Fixed Charges(1)			0.6x		0.2x		0.9x		0.9x		1.3x
Debt Service Coverage Ratio(2)			3.3x		3.6x		3.8x		3.7x		3.7x

Dividend Data	Six Months Ended		Three Months Ended
	6/30/2019	6/30/2018	6/30/2019		3/31/2019		12/31/2018		9/30/2018		6/30/2018
Total Dividends Declared	$48,252	$47,421	$24,111		$24,141		$24,024		$24,057		$23,702
Common Dividend Declared per Share	$0.60	$0.60	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO basis)	65.9%	63.8%	63.8%		68.2%		65.2%		66.7%		62.5%
Payout Ratio (Core FAD basis)	70.6%	69.0%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratio for the three months ended June 30, 2019 and June 30, 2018 includes (loss) gain on sale of real estate of ($1.0 million) and $2.5 million, respectively.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth 2019 vs. 2018

	Six Months Ended June 30,			Three Months Ended June 30,
	2019	2018	% Change	2019	2018	% Change
Cash Basis:
Multifamily	$30,127	$28,589	5.4%	$15,258	$14,342	6.4%
Office	43,058	43,726	(1.5)%	21,172	22,286	(5.0)%
Other (2)	6,523	5,995	8.8%	3,305	3,059	8.0%
Overall Same-Store Portfolio (1)	$79,708	$78,310	1.8%	$39,735	$39,687	0.1%

GAAP Basis:
Multifamily	$30,120	$28,585	5.4%	$15,255	$14,340	6.4%
Office	43,321	44,560	(2.8)%	21,298	22,757	(6.4)%
Other (2)	6,886	6,382	7.9%	3,529	3,237	9.0%
Overall Same-Store Portfolio (1)	$80,327	$79,527	1.0%	$40,082	$40,334	(0.6)%

(1) Non same-store properties were:
Acquisitions:
Multifamily: Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, Assembly Herndon, Assembly Germantown and Assembly Watkins Mill
Office - Arlington Tower
Sold properties:
Office - Quantico Corporate Center, Braddock Metro Center and 2445 M Street
Discontinued operations:
Retail - Wheaton Park, Bradlee Shopping Center, Shoppes at Foxchase, Gateway Overlook, Olney Village Center, Frederick County Square, Centre at Hagerstown and Frederick Crossing

(2)   Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2019
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$24,434	$34,961	$4,872	$64,267
Non same-store (1)	5,453	7,100	—	12,553
Total	29,887	42,061	4,872	76,820
Real estate expenses
Same-store portfolio	9,179	13,663	1,343	24,185
Non same-store (1)	2,047	1,902	—	3,949
Total	11,226	15,565	1,343	28,134
Net Operating Income (NOI)
Same-store portfolio	15,255	21,298	3,529	40,082
Non same-store (1)	3,406	5,198	—	8,604
Total	$18,661	$26,496	$3,529	$48,686

Same-store portfolio NOI (from above)	$15,255	$21,298	$3,529	$40,082
Straight-line revenue, net for same-store properties	2	(613)	(111)	(722)
Amortization of acquired lease assets (liabilities) for same-store properties	1	(210)	(126)	(335)
Amortization of lease intangibles for same-store properties	—	697	13	710
Same-store portfolio cash NOI	$15,258	$21,172	$3,305	$39,735
Reconciliation of NOI to net income
Total NOI	$18,661	$26,496	$3,529	$48,686
Depreciation and amortization (1)	(15,208)	(16,413)	(1,423)	(33,044)
General and administrative expenses	—	—	(5,043)	(5,043)
Lease origination expenses	—	—	(492)	(492)
Interest expense	(519)	—	(14,733)	(15,252)
Loss on sale of real estate	—	—	(1,046)	(1,046)
Income (loss) from continuing operations	2,934	10,083	(19,208)	(6,191)
Discontinued operations:
Income from operations of properties classified as discontinued operations (2)	—	—	7,178	7,178
Net income (loss)	2,934	10,083	(12,030)	987
Net income attributable to noncontrolling interests	—	—	—	—
Net income (loss) attributable to the controlling interests	$2,934	$10,083	$(12,030)	$987

(1) Depreciation and amortization includes $4.2 million at the Assembly Portfolio related to amortization of intangible lease assets, which have a weighted average useful life of seven months.
(2) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended March 31, 2019
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$24,335	$35,408	$4,806	$64,549
Non same-store (1)	—	6,885	—	6,885
Total	24,335	42,293	4,806	71,434

Real estate expenses
Same-store portfolio	9,470	13,385	1,449	24,304
Non same-store (1)	—	1,839	—	1,839
Total	9,470	15,224	1,449	26,143

Net Operating Income (NOI)
Same-store portfolio	14,865	22,023	3,357	40,245
Non same-store (1)	—	5,046	—	5,046
Total	$14,865	$27,069	$3,357	$45,291

Same-store portfolio NOI (from above)	$14,865	$22,023	$3,357	$40,245
Straight-line revenue, net for same-store properties	3	(656)	(4)	(657)
Amortization of acquired lease assets (liabilities) for same-store properties	1	(196)	(144)	(339)
Amortization of lease intangibles for same-store properties	—	715	9	724
Same-store portfolio cash NOI	$14,869	$21,886	$3,218	$39,973

Reconciliation of NOI to net income
Total NOI	$14,865	$27,069	$3,357	$45,291
Depreciation and amortization	(8,354)	(17,265)	(1,438)	(27,057)
General and administrative expenses	—	—	(7,429)	(7,429)
Lease origination expense	—	—	(378)	(378)
Interest expense	(521)	—	(11,975)	(12,496)
Real estate impairment	—	—	(8,374)	(8,374)
Income (loss) from continuing operations	5,990	9,804	(26,237)	(10,443)
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	—	6,038	6,038
Net income (loss)	5,990	9,804	(20,199)	(4,405)
Net income attributable to noncontrolling interests	—	—	—	—
Net income (loss) attributable to the controlling interests	$5,990	$9,804	$(20,199)	$(4,405)

(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended June 30, 2018
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$23,552	$35,755	$4,519	$63,826
Non same-store (1)	—	11,518	—	11,518
Total	23,552	47,273	4,519	75,344

Real estate expenses
Same-store portfolio	9,212	12,998	1,282	23,492
Non same-store (1)	64	3,363	—	3,427
Total	9,276	16,361	1,282	26,919

Net Operating Income (NOI)
Same-store portfolio	14,340	22,757	3,237	40,334
Non same-store (1)	(64)	8,155	—	8,091
Total	$14,276	$30,912	$3,237	$48,425

Same-store portfolio NOI (from above)	$14,340	$22,757	$3,237	$40,334
Straight-line revenue, net for same-store properties	1	(857)	(42)	(898)
Amortization of acquired lease assets (liabilities) for same-store properties	1	(286)	(148)	(433)
Amortization of lease intangibles for same-store properties	—	672	12	684
Same-store portfolio cash NOI	$14,342	$22,286	$3,059	$39,687

Reconciliation of NOI to net income
Total NOI	$14,276	$30,912	$3,237	$48,425
Depreciation and amortization	(7,889)	(18,267)	(1,396)	(27,552)
General and administrative expenses	—	—	(5,649)	(5,649)
Interest expense	(962)	—	(12,194)	(13,156)
Gain on sale of real estate	—	—	2,495	2,495
Income (loss) from continuing operations	5,425	12,645	(13,507)	4,563
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	—	6,187	6,187
Net income (loss)	5,425	12,645	(7,320)	10,750
Net income attributable to noncontrolling interests	—	—	—	—
Net income (loss) attributable to the controlling interests	$5,425	$12,645	$(7,320)	$10,750

(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Six Months Ended June 30, 2019
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	$48,769	$70,369	$9,678	$128,816
Non same-store (1)	5,453	13,985	—	19,438
Total	54,222	84,354	9,678	148,254
Real estate expenses
Same-store portfolio	18,649	27,048	2,792	48,489
Non same-store (1)	2,047	3,741	—	5,788
Total	20,696	30,789	2,792	54,277
Net Operating Income (NOI)
Same-store portfolio	30,120	43,321	6,886	80,327
Non same-store (1)	3,406	10,244	—	13,650
Total	$33,526	$53,565	$6,886	$93,977

Same-store portfolio NOI (from above)	$30,120	$43,321	$6,886	$80,327
Straight-line revenue, net for same-store properties	5	(1,269)	(115)	(1,379)
Amortization of acquired lease assets (liabilities) for same-store properties	2	(406)	(270)	(674)
Amortization of lease intangibles for same-store properties	—	1,412	22	1,434
Same-store portfolio cash NOI	$30,127	$43,058	$6,523	$79,708
Reconciliation of NOI to net income
Total NOI	$33,526	$53,565	$6,886	$93,977
Depreciation and amortization (1)	(23,562)	(33,678)	(2,861)	(60,101)
General and administrative	—	—	(12,472)	(12,472)
Lease origination expense	—	—	(870)	(870)
Interest expense	(1,040)	—	(26,708)	(27,748)
Loss on sale of real estate	—	—	(1,046)	(1,046)
Real estate impairment	—	—	(8,374)	(8,374)
Income (loss) from continuing operations	8,924	19,887	(45,445)	(16,634)
Discontinued operations:
Income from operations of properties classified as discontinued operations (2)	—	—	13,216	13,216
Net income (loss)	8,924	19,887	(32,229)	(3,418)
Net loss attributable to noncontrolling interests	—	—	—	—
Net income (loss) attributable to the controlling interests	$8,924	$19,887	$(32,229)	$(3,418)
(1) Depreciation and amortization includes $4.2 million at the Assembly Portfolio related to amortization of intangible lease assets, which have a weighted average useful life of seven months.
(2) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Six Months Ended June 30, 2018
	Multifamily	Office	Corporate and Other (1)	Total
Real estate rental revenue
Same-store portfolio	47,215	$70,458	$8,954	$126,627
Non same-store (1)	—	22,362	—	22,362
Total	47,215	92,820	8,954	148,989
Real estate expenses
Same-store portfolio	18,630	25,898	2,572	47,100
Non same-store (1)	85	6,765	—	6,850
Total	18,715	32,663	2,572	53,950
Net Operating Income (NOI)
Same-store portfolio	28,585	44,560	6,382	79,527
Non same-store (1)	(85)	15,597	—	15,512
Total	$28,500	$60,157	$6,382	$95,039

Same-store portfolio NOI (from above)	$28,585	$44,560	$6,382	$79,527
Straight-line revenue, net for same-store properties	2	(1,763)	(114)	(1,875)
Amortization of acquired lease assets (liabilities) for same-store properties	2	(450)	(295)	(743)
Amortization of lease intangibles for same-store properties	—	1,379	22	1,401
Same-store portfolio cash NOI	$28,589	$43,726	$5,995	$78,310
Reconciliation of NOI to net income
Total NOI	$28,500	$60,157	$6,382	$95,039
Depreciation and amortization	(15,773)	(36,648)	(2,762)	(55,183)
General and administrative	—	—	(11,470)	(11,470)
Interest expense	(1,927)	—	(23,886)	(25,813)
Gain on sale of real estate	—	—	2,495	2,495
Real estate impairment	—	—	(1,886)	(1,886)
Loss on extinguishment of debt	—	—	(1,178)	(1,178)
Income (loss) from continuing operations	10,800	23,509	(32,305)	2,004
Discontinued operations:
Income from operations of properties classified as discontinued operations (1)	—	—	12,045	12,045
Net income (loss)	10,800	23,509	(20,260)	14,049
Net loss attributable to noncontrolling interests	—	—	—	—
Net income (loss) attributable to the controlling interests	$10,800	$23,509	$(20,260)	$14,049
(1) For a list of non-same-store, discontinued operations and other properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

	Percentage of NOI
	Q2 2019	YTD 2019
DC
Multifamily	6.4%	6.5%
Office	26.1%	27.9%
Other (1)	2.5%	2.5%
	35.0%	36.9%
Maryland
Multifamily	1.8%	1.8%
Other (1)	3.3%	3.3%
	5.1%	5.1%
Virginia
Multifamily	30.2%	27.4%
Office	28.2%	29.1%
Other (1)	1.5%	1.5%
	59.9%	58.0%

Total Portfolio	100.0%	100.0%

(1)  Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

Same-Store Portfolio and Overall Ending Occupancy Levels by Sector

	Ending Occupancy - Same-Store Properties (1), (2)
Sector	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Multifamily (calculated on a unit basis)	95.2%	95.5%	94.8%	95.3%	95.2%

Multifamily	95.4%	95.6%	94.8%	95.4%	95.2%
Office	91.8%	92.5%	94.6%	94.8%	95.4%
Other (3)	88.7%	90.0%	89.9%	91.0%	89.0%

Overall Portfolio	93.3%	93.8%	94.3%	94.7%	94.7%

	Ending Occupancy - All Properties (2)
Sector	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Multifamily (calculated on a unit basis)	95.3%	95.5%	94.8%	95.3%	95.2%

Multifamily	95.4%	95.6%	94.8%	95.4%	95.2%
Office	90.7%	89.6%	92.3%	92.7%	93.1%
Other(3) and discontinued operations	91.5%	91.9%	91.9%	94.3%	91.1%

Overall Portfolio	93.1%	92.3%	93.1%	94.1%	93.4%

(1) Non same-store properties were:
Acquisitions:
Multifamily: Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, Assembly Herndon, Assembly Germantown and Assembly Watkins Mill
Office - Arlington Tower
Sold properties:
Office - Quantico Corporate Center, Braddock Metro Center and 2445 M Street
Discontinued operations:
Retail - Wheaton Park, Bradlee Shopping Center, Shoppes at Foxchase, Gateway Overlook, Olney Village Center, Frederick County Square, Centre at Hagerstown and Frederick Crossing

(2)   Ending occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily (calculated on a unit basis)," on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period. The occupied square footage for office and retail properties includes short-term lease agreements.

(3)   Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

Same-Store Portfolio and Overall Average Occupancy Levels by Sector

	Average Occupancy - Same-Store Properties(1) (2)
Sector	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Multifamily (calculated on a unit basis)	95.4%	95.4%	95.0%	95.5%	94.8%

Multifamily	95.6%	95.4%	95.0%	95.6%	94.9%
Office	92.3%	92.7%	94.9%	94.6%	94.9%
Other (3),(4)	88.8%	89.7%	90.0%	90.3%	89.0%

Overall Portfolio	93.6%	93.7%	94.5%	94.7%	94.4%

	Average Occupancy - All Properties (2)
Sector	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Multifamily (calculated on a unit basis) (5)	95.4%	95.4%	95.0%	95.5%	94.8%

Multifamily (5)	95.6%	95.4%	95.0%	95.6%	94.9%
Office	89.7%	89.6%	92.6%	92.5%	93.0%
Other(4) and discontinued operations	91.5%	91.7%	92.7%	93.2%	91.1%

Overall Portfolio	92.9%	92.3%	93.5%	93.8%	93.2%

(1) Non same-store properties were:
Acquisitions:
Multifamily: Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, Assembly Herndon, Assembly Germantown and Assembly Watkins Mill
Office - Arlington Tower
Sold properties:
Office - Quantico Corporate Center, Braddock Metro Center and 2445 M Street
Discontinued operations:
Retail - Wheaton Park, Bradlee Shopping Center, Shoppes at Foxchase, Gateway Overlook, Olney Village Center, Frederick County Square, Centre at Hagerstown and Frederick Crossing

(2)  Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes short-term lease agreements.

(3)  Average occupancy in the retail segment for the three months ended March 31, 2019 declined from the three months ended December 31, 2018 primarily due to the move out of seasonal specialty retailers who had signed short-term lease agreements.

(4)  Consists of retail centers not classified as discontinued operations: Takoma Park, Westminster, Concord Centre, Chevy Chase Metro Plaza, 800 S. Washington Street, Randolph Shopping Center, Montrose Shopping Center and Spring Valley Village.

(5) Average Occupancy - All properties excludes the Assembly Portfolio, which was acquired on April 30, 2019, because WashREIT has not owned the properties for a full quarter.

Acquisition and Disposition Summary

Acquisitions
	Location	Acquisition Date	Property Type	Number of Units	June 30, 2019 Leased Percentage	Contract Purchase Price (in thousands)
VA Assembly Portfolio (1)	Northern VA	April 30, 2019	Multifamily	1,685	98.2%	$379,100
MD Assembly Portfolio (2)	Montgomery County, MD	June 27, 2019	Multifamily	428	96.5%	82,070
				2,113		$461,170

Dispositions
	Location	Disposition Date	Property Type	Square Feet	Contract Sales Price (in thousands)	GAAP Loss on Sale (in thousands)
Quantico Corporate Center (925 and 1000 Corporate Drive)	Stafford, VA	June 26, 2019	Office	272,000	$33,000	$(1,046)

(1) VA Assembly Portfolio consists of Assembly Alexandria, Assembly Manassas, Assembly Dulles, Assembly Leesburg, and Assembly Herndon
(2) MD Assembly Portfolio consists of Assembly Germantown and Assembly Watkins Mill

Development Summary
June 30, 2019

Development
Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cash Cost (1) (in thousands)	Cash Cost to Date (1) (in thousands)	Initial Occupancy

Trove (Wellington land parcel), Arlington, VA	401 units	$122,252	$70,474	Phase I - fourth quarter 2019 (2)
				Phase II - third quarter 2020 (2)

(1) Represents anticipated/actual cash expenditures and excludes allocations of capitalized corporate overhead costs and interest.

(2) This development project has two phases: Phase I consists of 203 units and a garage, delivery of units anticipated to commence in fourth quarter 2019; Phase II consists of 198 units, with delivery of units anticipated to commence in third quarter 2020. Garage floors 1-5 were substantially completed during the third quarter of 2019, with delivery of floors 6-10 anticipated in the third quarter of 2020.

Multifamily Rental Rate Growth

Year over Year Rental Rate Growth (1)	2nd Quarter 2019	1st Quarter 2019	4th Quarter 2018	3rd Quarter 2018	2nd Quarter 2018

Overall	2.5%	2.6%	2.4%	2.3%	2.1%

Average Monthly Rent per Unit (1)	2nd Quarter 2019	2nd Quarter 2018	% Change
Class A	$2,363	$2,309	2.3%

Class B	$1,679	$1,637	2.6%

Overall	$1,788	$1,744	2.5%

(1) Calculates the change in rental rates for properties owned in both comparative periods, excludes Assembly Portfolio.

Commercial Leasing Summary - New Leases

	2nd Quarter 2019		1st Quarter 2019		4th Quarter 2018		3rd Quarter 2018		2nd Quarter 2018
Gross Leasing Square Footage
Office Buildings	32,073		89,713		34,397		36,518		19,709
Retail Centers	69,170		48,663		17,313		17,595		7,664
Total	101,243		138,376		51,710		54,113		27,373
Weighted Average Term (years)
Office Buildings	6.6		13.7		4.8		5.9		8.9
Retail Centers	10.3		6.5		7.2		5.8		9.9
Total	9.2		11.1		5.6		5.9		9.2
Weighted Average Free Rent Period (months)
Office Buildings	3.0		1.7		3.9		4.7		9.0
Retail Centers	1.6		1.8		5.9		1.2		0.9
Total	2.5		1.7		4.2		3.9		7.0

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$46.75	$46.32	$49.40	$48.68	$44.37	$43.50	$46.16	$46.17	$36.39	$34.19
Retail Centers	10.36	10.04	11.63	11.42	22.50	24.95	30.33	28.48	31.17	28.67
Total	$21.89	$21.54	$36.11	$35.58	$37.05	$37.29	$41.01	$40.42	$34.92	$32.64

Rate on new leases
Office Buildings	$51.02	$47.15	$62.31	$53.02	$46.68	$44.54	$51.27	$47.84	$37.78	$34.13
Retail Centers	11.86	11.08	12.11	11.73	19.82	18.30	31.87	29.60	33.34	29.35
Total	$24.26	$22.51	$44.66	$38.50	$37.69	$35.76	$44.96	$41.91	$36.53	$32.79

Percentage Increase
Office Buildings	9.1%	1.8%	26.1%	8.9%	5.2%	2.4%	11.1%	3.6%	3.8%	(0.2)%
Retail Centers	14.5%	10.4%	4.1%	2.7%	(11.9)%	(26.7)%	5.1%	3.9%	7.0%	2.4%
Total	10.8%	4.5%	23.7%	8.2%	1.7%	(4.1)%	9.6%	3.7%	4.6%	0.4%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$1,628,785	$50.78	$16,333,084	$182.06	$1,506,929	$43.81	$2,227,661	$61.00	$1,235,164	$62.67
Retail Centers	1,260,945	18.23	910,870	18.72	147,345	8.51	339,198	19.28	73,320	9.57
Subtotal	$2,889,730	$28.54	$17,243,954	$124.62	$1,654,274	$31.99	$2,566,859	$47.44	$1,308,484	$47.80
Leasing Commissions
Office Buildings	$560,319	$17.47	$3,499,600	$39.01	$363,487	$10.57	$631,610	$17.30	$357,109	$18.12
Retail Centers	354,914	5.13	271,023	5.57	161,147	9.31	171,582	9.75	92,092	12.02
Subtotal	$915,233	$9.04	$3,770,623	$27.25	$524,634	$10.15	$803,192	$14.84	$449,201	$16.41
Tenant Improvements and Leasing Commissions
Office Buildings	$2,189,104	$68.25	$19,832,684	$221.07	$1,870,416	$54.38	$2,859,271	$78.30	$1,592,273	$80.79
Retail Centers	1,615,859	23.36	1,181,893	24.29	308,492	17.82	510,780	29.03	165,412	21.59
Total	$3,804,963	$37.58	$21,014,577	$151.87	$2,178,908	$42.14	$3,370,051	$62.28	$1,757,685	$64.21

Note: This table excludes short-term lease agreements and activity at properties sold during the quarter. The cost of landlord build-out on Space+ leases executed in Q2 2019 that are excluded from Tenant Improvements in the table above totaled $1.6 million.

Commercial Leasing Summary - Renewal Leases

	2nd Quarter 2019		1st Quarter 2019		4th Quarter 2018		3rd Quarter 2018		2nd Quarter 2018
Gross Leasing Square Footage
Office Buildings	52,016		85,831		90,567		36,869		10,603
Retail Centers	115,275		40,059		10,820		11,662		190,763
Total	167,291		125,890		101,387		48,531		201,366
Weighted Average Term (years)
Office Buildings	10.6		9.8		6.9		5.7		5.4
Retail Centers	8.9		3.5		7.3		6.3		4.9
Total	9.4		7.7		7.0		5.9		4.9
Weighted Average Free Rent Period (months)
Office Buildings	10.6		10.9		6.2		5.3		2.5
Retail Centers	—		—		0.1		—		—
Total	5.3		8.4		5.3		4.1		0.5

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$37.41	$42.49	$43.51	$43.44	$50.69	$53.48	$40.09	$40.79	$42.67	$42.74
Retail Centers	14.00	14.35	26.31	27.67	63.34	67.98	39.01	42.35	9.56	9.70
Total	$21.28	$23.10	$37.71	$38.13	$52.04	$55.03	$39.83	$41.16	$11.31	$11.44

Rate on new leases
Office Buildings	$38.68	$34.16	$45.95	$43.25	$57.59	$52.42	$46.63	$43.15	$43.44	$41.08
Retail Centers	16.13	15.32	29.40	28.18	72.98	70.68	43.83	41.65	9.74	9.65
Total	$23.14	$21.18	$40.37	$38.17	$59.23	$54.37	$45.96	$42.79	$11.51	$11.31

Percentage Increase
Office Buildings (1)	3.4%	(19.6)%	5.6%	(0.4)%	13.6%	(2.0)%	16.3%	5.8%	1.8%	(3.9)%
Retail Centers	15.2%	6.8%	11.8%	1.8%	15.2%	4.0%	12.3%	(1.6)%	1.8%	(0.5)%
Total	8.7%	(8.3)%	7.0%	0.1%	13.8%	(1.2)%	15.4%	3.9%	1.8%	(1.2)%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$3,663,033	$70.42	$1,684,478	$19.63	$4,642,226	$51.26	$1,192,536	$32.35	$484,793	$45.72
Retail Centers	—	—	18,132	0.45	15,000	1.39	—	—	10,000	0.05
Subtotal	$3,663,033	$21.90	$1,702,610	$13.52	$4,657,226	$45.94	$1,192,536	$24.57	$494,793	$2.46
Leasing Commissions
Office Buildings	$970,622	$18.66	$421,795	$4.91	$1,881,379	$20.77	$484,126	$13.13	$106,904	$10.08
Retail Centers	267,317	2.32	39,969	1.00	187,445	17.32	73,724	6.32	41,781	0.22
Subtotal	$1,237,939	$7.40	$461,764	$3.67	$2,068,824	$20.41	$557,850	$11.49	$148,685	$0.74
Tenant Improvements and Leasing Commissions
Office Buildings	$4,633,655	$89.08	$2,106,273	$24.54	$6,523,605	$72.03	$1,676,662	$45.48	$591,697	$55.80
Retail Centers	267,317	2.32	58,101	1.45	202,445	18.71	73,724	6.32	51,781	0.27
Total	$4,900,972	$29.30	$2,164,374	$17.19	$6,726,050	$66.34	$1,750,386	$36.06	$643,478	$3.20
Note: This table excludes short-term lease agreements and activity at properties sold during the quarter.
(1) Office renewals include the renewal of a 47,000 square foot, high-quality, defense contractor anchor tenant at Monument II in Herndon, VA, for an additional term of 11 years at market terms. While the new rent is higher than the expiring rent on a GAAP basis, it will initially decrease on a cash basis because the tenant's expiring rent has escalated over the past 10 years and is significantly above market. Tenant improvements per square foot for office renewals are higher than usual due to this long-term lease as the space requires an update following 10 years of occupancy.

10 Largest Tenants - Based on Annualized Commercial Income
June 30, 2019

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Commercial Income	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	18	5.80%	210,354	3.8%
Atlantic Media, Inc.	1	100	3.80%	134,084	2.4%
Capital One, N.A.	5	42	3.10%	148,742	2.7%
Booz, Allen & Hamilton, Inc.	1	79	2.50%	222,989	4.0%
Hughes Hubbard & Reed LLP	1	131	1.60%	54,154	1.0%
B. Riley Financial, Inc.	1	33	1.50%	54,850	1.0%
Morgan Stanley Smith Barney Financing	1	60	1.50%	51,101	0.9%
Epstein, Becker & Green, P.C.	1	114	1.40%	55,318	1.0%
Promontory Interfinancial Network, LLC	1	89	1.10%	36,867	0.7%
Ankura Consulting Group, LLC	1	2	1.10%	41,474	0.7%
Total/Weighted Average		62	23.4%	1,009,933	18.2%

Note: This table excludes short-term lease agreements.

Industry Diversification - Office
June 30, 2019

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services	$39,270,989	27.65%	1,033,873	32.71%
Finance and Insurance	29,463,701	20.73%	590,230	18.67%
Other Services (except Public Administration)	17,852,725	12.56%	370,092	11.71%
Information	15,613,926	10.99%	305,571	9.66%
Legal Services	14,960,578	10.53%	289,081	9.14%
Health Care and Social Assistance	5,816,771	4.09%	155,297	4.91%
Retail Trade	3,187,621	2.24%	54,826	1.73%
Public Administration	2,523,164	1.78%	61,521	1.95%
Miscellaneous:
Construction	2,415,285	1.70%	44,736	1.41%
Manufacturing	2,136,770	1.50%	33,815	1.07%
Accommodation and Food Services	2,046,938	1.44%	51,825	1.64%
Educational Services	1,993,365	1.40%	54,646	1.73%
Other	4,815,915	3.39%	116,126	3.67%
Total	$142,097,748	100.00%	3,161,639	100.00%
Note: Federal government tenants comprise up to 1.3% of annualized base rental revenue.

Lease Expirations
June 30, 2019

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2019	41	179,832	5.57%	$8,780,869	$48.83	5.26%
2020	56	430,282	13.33%	20,969,080	48.73	12.56%
2021	52	230,477	7.14%	9,467,669	41.08	5.67%
2022	47	421,250	13.05%	20,965,692	49.77	12.56%
2023	49	295,691	9.16%	15,005,836	50.75	8.99%
2024 and thereafter	180	1,671,079	51.75%	91,703,931	54.88	54.96%
	425	3,228,611	100.00%	$166,893,077	51.69	100.00%
Retail:
2019	5	26,971	4.42%	$520,298	$19.29	3.42%
2020	7	17,436	2.85%	550,692	31.58	3.62%
2021	8	69,141	11.32%	1,409,710	20.39	9.26%
2022	15	110,552	18.10%	2,263,605	20.48	14.87%
2023	17	70,962	11.62%	1,745,521	24.60	11.47%
2024 and thereafter	41	315,753	51.69%	8,727,861	27.64	57.36%
	93	610,815	100.00%	$15,217,687	24.91	100.00%
Total:
2019	46	206,803	5.39%	$9,301,167	$44.98	5.11%
2020	63	447,718	11.66%	21,519,772	48.07	11.82%
2021	60	299,618	7.80%	10,877,379	36.30	5.97%
2022	62	531,802	13.85%	23,229,297	43.68	12.76%
2023	66	366,653	9.55%	16,751,357	45.69	9.20%
2024 and thereafter	221	1,986,832	51.75%	100,431,792	50.55	55.14%
	518	3,839,426	100.00%	$182,110,764	47.43	100.00%

Note: Table excludes properties classified as discontinued operations (see page 32 for list of properties).
(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
June 30, 2019

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Office Buildings
515 King Street	Alexandria, VA	1992	1966	74,000	95.7%	95.7%
Courthouse Square	Alexandria, VA	2000	1979	120,000	92.3%	89.1%
1600 Wilson Boulevard	Arlington, VA	1997	1973	170,000	94.7%	84.9%
Fairgate at Ballston	Arlington, VA	2012	1988	144,000	89.2%	89.2%
Arlington Tower	Arlington, VA	2018	1980/2014	391,000	87.1%	81.9%
Monument II	Herndon, VA	2007	2000	209,000	95.0%	89.3%
Silverline Center	Tysons, VA	1997	1972/1986/1999/2015	549,000	96.0%	95.5%
John Marshall II	Tysons, VA	2011	1996/2010	223,000	100.0%	100.0%
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000	93.7%	93.7%
1220 19th Street	Washington, DC	1995	1976	102,000	98.7%	98.7%
1776 G Street	Washington, DC	2003	1979	262,000	100.0%	100.0%
2000 M Street	Washington, DC	2007	1971	232,000	91.9%	88.7%
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000	95.6%	95.6%
1227 25th Street	Washington, DC	2011	1988	135,000	86.2%	86.2%
Army Navy Building	Washington, DC	2014	1912/1987/2017	108,000	100.0%	100.0%
1775 Eye Street, NW	Washington, DC	2014	1964	186,000	100.0%	100.0%
Watergate 600	Washington, DC	2017	1972/1997	283,000	85.9%	69.2%
Subtotal				3,473,000	93.8%	90.7%

(1) The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Schedule of Properties (continued)
June 30, 2019

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Retail Centers
Continuing operations:
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000	87.0%	87.0%
Concord Centre	Springfield, VA	1973	1960	75,000	87.0%	70.4%
Randolph Shopping Center	Rockville, MD	2006	1972	82,000	76.7%	72.1%
Montrose Shopping Center	Rockville, MD	2006	1970	149,000	95.7%	95.7%
Takoma Park	Takoma Park, MD	1963	1962	51,000	100.0%	100.0%
Westminster	Westminster, MD	1972	1969	150,000	95.0%	95.0%
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000	100.0%	100.0%
Spring Valley Village	Washington, DC	2014	1941/1950/2018	86,000	85.2%	85.2%
				688,000	91.1%	88.7%
Discontinued operations:
Bradlee Shopping Center	Alexandria, VA	1984	1955	171,000	100.0%	100.0%
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000	100.0%	100.0%
Gateway Overlook	Columbia, MD	2010	2007	220,000	95.3%	95.3%
Frederick County Square	Frederick, MD	1995	1973	228,000	92.9%	92.9%
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000	90.8%	89.2%
Centre at Hagerstown	Hagerstown, MD	2002	2000	331,000	95.0%	86.3%
Olney Village Center	Olney, MD	2011	1979/2003	199,000	94.5%	92.5%
Wheaton Park	Wheaton, MD	1977	1967	74,000	95.6%	95.6%
				1,652,000	94.9%	92.6%

Subtotal				2,340,000	93.8%	91.5%

(1) The leased and occupied square footage for office and retail properties includes short-term lease agreements.

Schedule of Properties (continued)
June 30, 2019

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Multifamily Buildings / # units
Clayborne / 74	Alexandria, VA	2008	2008	60,000	98.6%	94.6%
Riverside Apartments / 1,222	Alexandria, VA	2016	1971	1,001,000	98.1%	95.8%
Park Adams / 200	Arlington, VA	1969	1959	173,000	97.0%	94.5%
Bennett Park / 224	Arlington, VA	2007	2007	215,000	97.8%	96.0%
The Paramount / 135	Arlington, VA	2013	1984	141,000	97.8%	95.6%
The Maxwell / 163	Arlington, VA	2014	2014	116,000	99.4%	97.5%
The Wellington / 711	Arlington, VA	2015	1960	600,000	97.2%	94.5%
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000	99.0%	96.9%
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000	98.8%	98.0%
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000	95.9%	95.9%
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000	97.7%	95.4%
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000	92.5%	89.3%
Yale West / 216	Washington, DC	2014	2011	173,000	98.1%	96.3%
Assembly Alexandria / 532	Alexandria, VA	2019	1990	437,000	96.4%	93.6%
Assembly Manassas / 408	Manassas, VA	2019	1986	390,000	99.5%	98.5%
Assembly Dulles / 328	Herndon, VA	2019	2000	361,000	97.6%	93.9%
Assembly Leesburg / 134	Leesburg, VA	2019	1986	124,000	100.0%	99.3%
Assembly Herndon/ 283	Herndon, VA	2019	1991	221,000	99.3%	96.8%
Assembly Germantown / 218	Germantown, MD	2019	1990	211,000	98.2%	96.8%
Assembly Watkins Mill / 210	Gaithersburg, MD	2019	1975	193,000	94.8%	90.5%
Subtotal (6,381 units) All Properties				5,531,000	97.5%	95.3%
TOTAL PORTFOLIO				11,344,000

(1) Leased percentage and ending occupancy calculations are based on units for multifamily buildings.

Supplemental Definitions
June 30, 2019

Adjusted EBITDA (a non-GAAP measure) is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, restructuring expenses (which include severance, accelerated share-based compensation and other expenses related to a restructuring of corporate personnel), acquisition expenses and gain from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Ending Occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period. Multifamily unit basis ending occupancy is calculated as occupied units as a percentage of total units as of the last day of that period.

NAREIT Funds from operations ("NAREIT FFO") is defined by 2018 National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) FFO White Paper Restatement, as net income (computed in accordance with generally accepted accounting principles (“GAAP”) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. Our FFO may not be comparable to FFO reported by other real estate investment trusts. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs, severance expenses and other expenses related to corporate restructuring and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based executive transition costs, severance expenses and other expenses related to corporate restructuring and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain or loss on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide each of NOI and cash NOI as a supplement to net income calculated in accordance with GAAP. As such, neither should be considered an alternative to net income as an indication of our operating performance. They are the primary performance measures we use to assess the results of our operations at the property level.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term. Beginning in Q4 2018, in cases where the space has been remeasured in accordance with criteria set by the Building Owners and Managers Association ("BOMA"), the square feet former tenant's space is adjusted to be equivalent to the square feet of the new/renewing tenant's space.

Same-store portfolio properties include properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared.

Same-store portfolio NOI growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.
Short-term leases are commercial leases with a term of less than 12 months.
Certain statements in our earnings release and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WashREIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to the risks associated with the ownership of real estate in general and our real estate assets in particular; the risk of failure to complete contemplated acquisitions and dispositions, including completion of the acquisition and disposition transactions described in this earnings release; the economic health of the greater Washington Metro region; fluctuations in interest rates; reductions in or actual or threatened changes to the timing of federal government spending; the risks related to use of third-party providers and joint venture partners; the ability to control our operating expenses; the economic health of our tenants; the supply of competing properties; shifts away from brick and mortar stores to ecommerce; the availability and terms of financing and capital and the general volatility of securities markets; compliance with applicable laws, including those concerning the environment and access by persons with disabilities; terrorist attacks or actions and/or cyber attacks; weather conditions and natural disasters; ability to maintain key personnel; failure to qualify and maintain our qualification as a REIT and the risks of changes in laws affecting REITs; and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2018 Form 10-K and subsequent Quarterly Reports on Form 10-Q. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events, or otherwise.